UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2009

FIRST MERCURY FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-33077	38-3164336
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29110 Inkster Road Suite 110 Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 762-6837

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 1, 2009, First Mercury Financial Corporation (the “Company”) announced that it had declared a dividend of $0.025 per share on November 30, 2009 to be paid on December 31, 2009 to shareholders of record at the close of business on December 15, 2009. A copy of the press release describing this event is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Exhibits

99.1 Press Release issued by the Company dated December 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST MERCURY FINANCIAL CORPORATION

DATE:  December 1, 2009

BY:  /s/ John A. Marazza

John A. Marazza
Executive Vice President, Chief Financial Officer and Corporate Secretary